Exhibit 10.40
AMENDMENT NO. 1 TO
SECURITIES PURCHASE AGREEMENT
     AMENDMENT NO. 1 dated as of August 7, 2007 (“Amendment”) to the Securities Purchase Agreement dated as of June 27, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”) among THE FILM DEPARTMENT LLC, a Delaware limited liability company (the “Company”), THE FILM DEPARTMENT HOLDINGS LLC, a Delaware limited liability company (“Holdings”), the Purchasers named therein and GENERAL ELECTRIC CAPITAL CORPORATION, as collateral agent for the Secured Parties defined therein (in such capacity, and together with its successors and permitted assigns, the “Collateral Agent”). Terms defined in the Securities Purchase Agreement and not otherwise defined herein are used herein as therein defined.
R E C I T A L S
     The Company, Holdings and the Required Holders have agreed to amend the Securities Purchase Agreement in accordance with, and pursuant to the terms and conditions set forth in, this Amendment.
     In consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Amendments to Section 1.1 of the Securities Purchase Agreement. (a) The following definitions hereby are inserted in Section 1.1 of the Securities Purchase Agreement in the proper alphanumerical order
     “Amendment No. 1” means Amendment No. 1 to Securities Purchase Agreement dated as of August 7, 2007 among the Company, Holdings, the Required Holders and the Collateral Agent.
     “First Amendment Effective Date” means the first date on which all conditions set forth in Section 9 of Amendment No. 1 have been satisfied.
     “Incremental Revolving Commitments” has the meaning specified in the Credit Agreement (as in effect on the date hereof).
     (b) The following definition appearing in Section 1.1 of the Securities Purchase Agreement hereby is deleted: “Consolidated Net Worth”
     Section 2. Amendment to Section 2.6 of the Securities Purchase Agreement. Section 2.6 of the Securities Purchase Agreement hereby is amended and restated in its entirety as follows:
     Section 2.6 Optional Prepayments. The Company may, at any time or from time to time after the first anniversary of the Closing Date and so long as all amounts outstanding under the Credit Agreement have been paid in full, all commitments thereunder have been terminated and any letters of credit issued thereunder cash collateralized in the manner provided therein (or to the extent such payments are otherwise permitted under the Credit Agreement as a result of an amendment thereto or waiver thereof following the Closing Date), prepay the Notes in whole or from time to time in part (any such partial prepayment to be made pro rata among the Holders, and in a minimum aggregate amount of $1,000,000), at the redemption prices (expressed as percentages of the principal amount of the Notes being prepaid) set forth below, plus interest accrued thereon (if any) to the Prepayment Date, if redeemed during the 12-month period ending June 27, in each of the years set forth below:

12 Month Period Ending	Redemption Price
June 27, 2008	Non-redeemable
June 27, 2009	106%
June 27, 2010	104%
June 27, 2011	102%
June 28, 2012	101%
June 28, 2013, and thereafter	100%
     Anything in this Agreement to the contrary notwithstanding, the Company may not make any optional prepayment on the Notes, whether pursuant to this Section 2.6 or otherwise, and whether in whole or in part, if such prepayment would result in a Default or an Event of Default.
     The Company will not, and will not permit any Affiliate to, purchase, redeem, repay or otherwise acquire, directly or indirectly, any of the outstanding Notes, except in accordance with the terms of this Section 2.6 or Sections 2.8 or 11.2(b). The Company shall, and shall cause each other Note Party or Affiliate, to cancel promptly all Notes acquired by it, and no Notes may be issued in substitution or exchange for any such Notes.
     Section 3. Amendments to Section 8.1(f) and (g) to the Securities Purchase Agreement. Sections 8.1(f) and (g) of the Securities Purchase Agreement hereby are amended and restated in its entirety as follows:
     (f) Indebtedness of the Company owing under the Credit Agreement, including Guaranty Obligations of the Guarantors in respect thereof, in an aggregate outstanding principal amount not to exceed at any time (i) the sum of (x) $140,000,000, plus (y) an amount equal to the aggregate Incremental Revolving Commitments under the Credit Agreement (but not to exceed an aggregate of $85,000,000), plus (z) an amount equal to 10% of the sum of the preceding clauses (x) and (y) less (ii) the amount of any permanent commitment reductions thereunder (other than to the extent constituting a refinancing with a replacement first lien credit facility in accordance with the terms of the Intercreditor Agreement); and
     (g) to the extent the same may constitute Indebtedness hereunder, liabilities of a Group Member (other than Holdings) relating to profit participations and other contingent compensation, including royalties, deferments and guild residuals with respect to the development, production, distribution or other exploitation of Qualifying Films; provided, that the aggregate amount of all payment obligations in respect thereof in excess of $1,000,000 reduce on a dollar for dollar basis Borrowing Availability without any double counting.
     Section 4. Amendment to Section 8.5(c)(ii) of the Securities Purchase Agreement. Section 8.5(c)(ii) of the Securities Purchase Agreement hereby is amended and restated in its entirety as follows:
     (ii) Reserved; and

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     Section 5. Restatement of Schedule II to the Securities Purchase Agreement. Schedule II to the Securities Purchase Agreement hereby is amended and restated in its entirety in the form attached hereto as Amended and Restated Schedule II.
     Section 6. Restatement of Exhibit A to the Securities Purchase Agreement. Exhibit A to the Securities Purchase Agreement hereby is amended and restated in its entirety in the form attached hereto as Amended and Restated Exhibit A.
     Section 7. Consent of Holdings; Consent of Holders.
     (a) Holdings hereby acknowledges and consents to this Amendment, and affirms and acknowledges that the Guaranty and Security Agreement and each other Note Document executed and delivered by Holdings remains in full force and effect and that Holdings remains obligated thereunder without defense, offset or counterclaim of any kind whatsoever, as if each such Note Document were executed and delivered to Collateral Agent and the Purchasers (or their assigns) on the date hereof.
     (b) The Required Holders hereby consent to the amendment to the Credit Agreement contemplated by Section 9(d) hereof.
     Section 8. Representations and Warranties. To induce the Required Holders to enter into this Amendment, the Company and Holdings represent and warrant to the Required Holders that:
     (a) Representations and Warranties in Note Documents. Each of the representations and warranties of the Company and Holdings contained in the Note Documents to which each is a party (i) were true and correct in all material respects when made and (ii) after giving effect to this Amendment, continue to be true and correct in all material respects on the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date).
     (b) Authority. The execution and delivery by the Company and Holdings of this Amendment and each other document to be executed by either thereof in accordance with the terms hereof and the performance by the Company and Holdings of their respective obligations under the Securities Purchase Agreement as amended hereby (i) are within its power and authority, (ii) have been duly authorized by all necessary proceedings, (iii) do not (A) contravene the Constituent Documents of either Person, (B) violate any applicable Requirement of Law, (C) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any material Contractual Obligation of either Person or any of its Subsidiaries (including other Related Documents or Note Documents) other than those that would not, in the aggregate, have a Material Adverse Effect or (D) result in the imposition of any Lien (other than a Permitted Lien) upon any property of any either Person or any of their respective Subsidiaries and (iv) do not require any Permit of, or filing with, any Governmental Authority or any consent of, or notice to, any Person.
     (c) Enforceability. Each Note Document (including the Securities Purchase Agreement, as amended hereby) constitutes a legal, valid and binding obligation of the Company or Holdings, as the case may be, enforceable against such Person in accordance with its terms.
     (d) No Default. After giving effect to this Amendment, no Default or Event of Default exists.

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     Section 9. Conditions to Effectiveness. This Amendment shall become effective on the date when the following conditions precedent have been satisfied (such date, the “Effective Date”):
     (a) The Company, Holdings, the Required Holders and the Collateral Agent shall have executed and delivered this Amendment.
     (b) The Company shall have executed and delivered to each Holder a replacement Note in the form of the Amended and Restated Exhibit A attached hereto.
     (c) Holdings shall have executed and delivered to each Holder a Notation of Guaranty in respect of each Note executed and delivered in connection with the preceding clause (b).
     (d) The Required Holders shall have received a certified copy of an amendment to the Credit Agreement providing consents and amendments substantially similar to those provided herein.
     (e) The representations and warranties set forth in Section 8 hereof shall be true and correct on the date hereof and on the Effective Date.
     (f) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against the Company, Holdings or any Holder.
     (g) The Company shall have paid all reasonable out-of-pocket costs and expenses of the Holders, to the extent invoices therefor have been presented.
     (h) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance reasonably satisfactory to the Required Holders.
     Section 10. Ratification and Incorporation of Securities Purchase Agreement; No Novation. The Company and Holdings expressly acknowledge and agree with each of the following:
     (a) except as expressly modified under this Amendment, (i) each of Company and Holdings hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under (including all Liens granted pursuant to), the Securities Purchase Agreement and the other Note Documents and (ii) all of the terms and conditions set forth in the Securities Purchase Agreement and the other Note Documents are incorporated herein by this reference as if set forth in full herein;
     (b) except as expressly modified under this Amendment, the execution, delivery, and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of any Secured Party under the Securities Purchase Agreement or any other Note Document, (ii) constitute a waiver of any provision in the Securities Purchase Agreement or in any of the other Note Documents, or (iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Securities Purchase Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect; and

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     (c) That the Warrants may be transferred separately from the Notes, subject to the transfer restrictions reflected in the Amended and Restated Holdings LLC Agreement, the Warrants and the Securities Purchase Agreement and compliance with applicable securities laws.
     Section 11. Reference to and Effect on Securities Purchase Agreement.
     (a) Upon the effectiveness of this Amendment, each reference in the Securities Purchase Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in the other Note Documents to the Securities Purchase Agreement, shall mean and be a reference to the Securities Purchase Agreement as amended hereby.
     (b) This Amendment shall be a Note Document for all purposes.
     Section 12. Benefits of Amendment. The terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns to the extent contemplated by the Note Documents.
     Section 13. Interpretation. The Article and Section headings used in this Amendment are for convenience of reference only and shall not affect the construction hereof.
     Section 14. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of a signature page hereto by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.
     Section 15. Severability. If any provision of this Amendment shall be held to be invalid, illegal or unenforceable under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality and enforceability of such provision in any other jurisdiction.
     Section 16. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
     Section 17. Entire Agreement. This Amendment together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supercede all prior agreements, understandings, and inducements, whether express or implied, oral or written.
[signature pages follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.

THE FILM DEPARTMENT LLC
By: THE FILM DEPARTMENT HOLDINGS LLC, its sole Member

By:	/s/ Mark Gill
Mark Gill, Chief Executive Officer

By:	/s/ Neil Sacker
Neil Sacker, President & Chief Operating Officer

THE FILM DEPARTMENT HOLDINGS LLC

By:	/s/ Mark Gill
Mark Gill, Chief Executive Officer

By:	/s/ Neil Sacker
Neil Sacker, President & Chief Operating Officer
Amendment No. 1
to The Film Department LLC
Securities Purchase Agreement

GE CAPITAL MARKETS, INC., as a Holder

By:	/s/ Andrew T. Brode
Name:	Andrew T. Brode
Title:	MD
Amendment No. 1
to The Film Department LLC
Securities Purchase Agreement

GENERAL ELECTRIC CAPITAL CORPORATION, as Collateral Agent

By:	/s/ John Bambach
Name:	John Bambach
Its:	Duly Authorized Signatory
Amendment No. 1
to The Film Department LLC
Securities Purchase Agreement

AMENDED AND RESTATED
SCHEDULE II
COLLECTION ACCOUNT PAYMENT WATERFALL
          (a) Subject to paragraphs (b), (c) and (d) below, on each Settlement Date (as defined in the Credit Agreement), the Credit Agreement Administrative Agent shall (if the Credit Agreement Administrative Agent has approved the Borrower Settlement Statement delivered by the Company) instruct the Collection Bank in writing to apply all collected and available funds on deposit in the Collection Account (including any investment earnings received with respect to such funds) in the following order of priority and in accordance with the Borrower Settlement Statement and the Collection Account Agreement:
          (i) first, to the extent not deducted directly out of revenues prior to deposit into the Collection Account or otherwise paid, to the P&R Reserve Account for payment by the Company to third parties (that are not Affiliates) of participations and residuals;
          (ii) second, ratably, (A) to the account of the Credit Agreement Administrative Agent designated in accordance with Section 2.13(a) of the Credit Agreement, for payment by the Credit Agreement Administrative Agent of (I) the annual Agency Fee under the Fee Letter and (II) any other fees or expenses of the Credit Agreement Administrative Agent or the Credit Agreement Collateral Agent for which the Company is responsible (other than the unused commitment fee), and (B) to the account designated by the Collateral Agent from time to time, for payment in respect of expenses of the Collateral Agent, in each case to the extent due and payable;
          (iii) third, to the account of the Credit Agreement Administrative Agent designated in accordance with Section 2.13(a) of the Credit Agreement, for payment by the Credit Agreement Administrative Agent of (A) interest and any unused commitment fee and (B) any letter of credit fees and related issuance expenses to the L/C Issuer;
          (iv) fourth, to the extent the aggregate amount of funds on deposit in the applicable Borrower Liquidity Reserve Account is less than the applicable Threshold Amount, to such Borrower Liquidity Reserve Account in the amount of such deficiency;
          (v) fifth, if not otherwise prohibited from being paid or received in accordance with the Intercreditor Agreement and the Company has not elected to defer the payment of cash interest on the Notes in accordance with the terms thereof, to the Company’s operating account for payment of interest in cash on the Notes;
          (vi) sixth, to the Company’s operating account, for distributions to be made by the Company to Holdings for payment by Holdings to the holders of its Stock to enable such holders to pay their respective tax obligations with respect to taxable income allocated to them from Holdings and its Subsidiaries in accordance with Section 8.5(c)(i);
          (vii) seventh, to the account of the Credit Agreement Administrative Agent designated in accordance with Section 2.13(a) of the Credit Agreement, for payment by the Credit Agreement Administrative Agent of principal on all revolving loans then outstanding under the Credit Agreement;
          (viii) eighth, to the account of the Credit Agreement Administrative Agent designated in accordance with Section 2.13(a) of the Credit Agreement, for payment by the

Credit Agreement Administrative Agent of any other obligations or liabilities then due and payable under the Credit Agreement; and
          (ix) ninth, to the Company’s operating account for use by the Company in accordance with the provisions of the Agreement and the Operating Budget.
          (b) Subject to paragraphs (c) and (d) below, if, on any Settlement Date, any Approved Completion Guarantor (i) has advanced amounts under the completion guaranty issued by it with respect to a Qualifying Film (any such Qualifying Film, a “Designated Film”) and (ii) has not been reimbursed in full for all amounts advanced by it and all other amounts payable pursuant thereto, then, notwithstanding the order of priority set forth in paragraph (a) above, at such time as the aggregate principal amount of loans made under the Credit Agreement in respect of the Designated Film (together with all interest thereon and fees and costs incurred in connection therewith to the extent permitted by the Completion Guaranty) have been repaid in full, and the Company has retained or recouped any sums permitted by the completion guaranty to be retained or recouped out of such aggregate sums before recoupment by such Approved Completion Guarantor, all subsequent sums derived from such Designated Film and deposited into the Collection Account shall be applied (A) first to the Company’s operating account for payment by the Company to such Approved Completion Guarantor until such Approved Completion Guarantor shall have been reimbursed in full and (B) second, as provided in paragraph (a) above.
          (c) If the Credit Agreement Collateral Agent (i) notifies the Collection Bank that an “event of default” has occurred and is continuing under the Credit Agreement Documents and (ii) so instructs the Collection Bank in its notification thereto (with a copy to the Company), the Collection Bank shall remit all funds maintained in the Collection Account, to the account of the Administrative Agent designated in accordance with Section 2.13(a) of the Credit Agreement for application by the Administrative Agent to the payment of the obligations and other liabilities of the Company in accordance with the terms of Section 2.12 of the Credit Agreement.
          (d) If (i) the Credit Agreement Collateral Agent notifies the Collection Bank that all revolving credit commitments under the Credit Agreement have been terminated and the obligations and liabilities of the Company thereunder have been paid in full in cash and (ii) the Collateral Agent (A) notifies the Collection Bank that an Event of Default has occurred and is continuing and (B) so instructs the Collection Bank in its notification thereto, the Collection Bank shall remit all funds maintained in the Collection Account to the account designated by the Collateral Agent in its notice to the Collection Bank for payment by the collateral agent to the Holders of the Notes.

AMENDED AND RESTATED
EXHIBIT A
FORM OF NOTE
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AND UPON THE SATISFACTION OF CERTAIN CONDITIONS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT REFERRED TO BELOW. WITHOUT LIMITING THE FOREGOING, THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE ACT, IF APPLICABLE) UNDER THE ACT, AS IN EFFECT ON THE DATE OF TRANSFER ONLY (1) TO THE COMPANY OR THE FILM DEPARTMENT HOLDINGS LLC, (2) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE ACT, (3) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE ACT, (4) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (3) OR (7) OF RULE 501 UNDER REGULATION D UNDER THE ACT THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE COMPANY A SIGNED LETTER SUBSTANTIALLY IN THE FORM OF EXHIBIT H TO THE SECURITIES PURCHASE AGREEMENT, OR BASED UPON AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, (5) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE ACT, (6) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND BASED UPON AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, OR (7) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND IN EACH CASE IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.
BY ITS ACQUISITION OF THIS SECURITY THE HOLDER HEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT

INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR OF A PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (II) THE ACQUISITION AND HOLDING OF THIS SECURITY WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAW.
THIS NOTE IS SUBJECT TO PROVISIONS IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF JUNE 27, 2007 AMONG THE FILM DEPARTMENT LLC, THE PURCHASERS NAMED THEREIN AND GENERAL ELECTRIC CAPITAL CORPORATION, AS THE ORIGINAL COLLATERAL AGENT FOR THE SECURED PARTIES, AS AMENDED FROM TIME TO TIME, COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR FEDERAL INCOME TAX PURPOSES. PLEASE CONTACT THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES FOR THE INFORMATION DESCRIBED IN TREASURY REGULATIONS SECTION 1.1275-3(B)(1)(i).

No. [___]	___, 20___
$
SECURED SECOND LIEN NOTE
                     FOR VALUE RECEIVED, the undersigned, The Film Department LLC, a Delaware limited liability company (the “Company”), promises to pay                                         , or its registered assigns (the “Holder”), the principal sum of                                          Dollars ($                    ) plus all interest that has been capitalized and added to the outstanding principal balance of this Note on June 27, 2014 (the “Scheduled Maturity Date”), or such earlier date as the obligations evidenced hereby may become due and payable pursuant to the terms of the Securities Purchase Agreement (as defined below), and to pay interest (computed on the basis of a year of 360 days and twelve 30-day months) at a rate per annum equal to the Applicable Interest Rate (as defined below). The Company promises to pay interest, in arrears, on the outstanding principal amount of the Note quarterly on March 31, June 30, September 30 and December 31 of each year (each, an “Interest Payment Date”), commencing on September 30, 2007 (or on the next Business Day following such date, in the event such date is not a Business Day) and on such date as this Note may be prepaid or the maturity accelerated. All accrued but unpaid interest required to be paid on any applicable Interest Payment Date on or before September 30, 2008 shall be paid by being capitalized and added to the aggregate outstanding principal amount of this Note (and may not be paid in cash). All interest that has been paid by being capitalized and added to the outstanding principal balance of this Note shall be due and payable in cash on the Scheduled Maturity Date, or such earlier date as the obligations evidenced hereby may become due and payable pursuant to the Securities Purchase Agreement. All accrued but unpaid interest required to be paid after September 30, 2008 shall be paid in cash; provided, that, so long as no Event of Default shall have occurred and be continuing and written notice thereof given to the Holder not later than five nor more than 15 Business Days prior to the relevant Interest Payment Date (which notice may not be given in respect of consecutive Interest Payment Dates or in respect of interest due on the Scheduled Maturity Date or such earlier date as the obligations evidenced hereby may become due and payable pursuant to the Securities Purchase Agreement; and which notice, if given, shall certify that no Event of Default has occurred and is continuing), the Company may elect to defer the payment of accrued but unpaid interest due on an Interest Payment Date occurring after September 30, 2008 to the next succeeding Interest Payment Date, on which date the Company shall be required to pay in cash (and shall not be permitted to defer in accordance with the preceding clause the payment of) all accrued but unpaid interest due hereunder for the preceding two quarterly periods. If an Event of Default has occurred and is continuing, the per annum interest rate payable in respect of the outstanding principal balance of this Note shall equal the Applicable Default Interest Rate (computed on the basis of a year of 360 days and twelve 30-day months), which if accruing shall be payable in cash on demand by the Company.
          Terms defined in the Securities Purchase Agreement and not otherwise defined herein are used herein as therein defined. For the purposes hereof, the following terms shall have the following meanings:
          “Applicable Default Interest Rate” means a percentage per annum equal to four percent (4.0%) per annum in excess of the interest rate otherwise applicable to the Obligations.
          “Applicable Interest Rate” means a percentage per annum equal to (a) twelve percent (12.0%) per annum, if in respect of a period after September 30, 2008 and (b) thirteen and one half percent (13.5%) per annum, in all other cases.
          This Note is one of a series of Secured Second Lien Notes due 2014 (herein called the “Notes”) issued pursuant to the Securities Purchase Agreement dated as of June 27, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”) among the Company, The Film Department Holdings LLC, a Delaware limited liability company, as one of the guarantors, the respective Purchasers named therein and General Electric Capital Corporation, as collateral agent, and is entitled to the benefits thereof and each other Note Document. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 11.20 of the Securities Purchase Agreement and (ii) to have made the representations set forth in Article XII of the Securities Purchase Agreement. This Note is guaranteed by the Guarantors pursuant to the Guaranty and Security Agreement. The obligations evidenced hereby, and those of the Guarantors under the Guaranty and Security Agreement, are secured by Liens in the Collateral described in the Guaranty and Security Agreement and the other Security Documents. This Note and the Liens granted by the Company and the Guarantors pursuant to the Guaranty and Security Agreement are subject to the terms of the Intercreditor Agreement.
          This Note is a registered obligation. The right, title and interest of the Holder and its assignees in and to this Note shall be transferable only upon notation of such transfer in the register described in Section 11.2 of the Securities Purchase Agreement and no assignment thereof shall be effective until recorded therein as provided in Section 11.2 of the Securities Purchase Agreement. This paragraph and Section 11.2 of the Securities Purchase Agreement shall be construed so that this Note is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (and any successor provisions). Without limiting the foregoing, as provided in the Securities Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
          Payments of principal of, interest on and any premiums due in respect of this Note are to be made in lawful money of the United States of America in accordance with Section 2.9 of the Securities Purchase Agreement.
          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms and conditions specified in the Securities Purchase Agreement, but not otherwise.
          If an Event of Default occurs and is continuing, the principal of this Note (including any capitalized interest) may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Securities Purchase Agreement.
          This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
          The Company hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the Holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.
          IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officers as of the day and year first above written.

THE FILM DEPARTMENT LLC
By: The Film Department Holdings LLC, its sole member

By:

Mark Gill, Chief Executive Officer

By:

Neil Sacker, President & Chief Operating Officer